SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                  VITRIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)   Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                  VITRIX, INC.
                         51 West Third Street, Suite 310
                              Tempe, Arizona 85281

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 21, 2000

To Our Stockholders:

     The 2000 Annual Meeting of Stockholders (the "Annual Meeting") of Vitrix, Inc. (the "Company") will be held at 9:00 a.m., local time, on November 21, 2000, at the offices of Squire, Sanders & Dempsey L.L.P., 40 N. Central Avenue, Suite 2700, Phoenix, AZ 85004, for the following purposes:

     1. To elect seven (7) directors to the Board of Directors to serve for one year terms;

     2. To consider and act upon a proposal to amend the Company's 1999 Equity Compensation Plan to increase the number of shares authorized for issuance thereunder from 3,000,000 to 6,000,000.

     3. To ratify the appointment of BDO Seidman, LLP as the independent public accountants of the Company for the fiscal year ending June 30, 2001; and

     4. To transact such other business as may properly come before the Annual Meeting.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Company is presently aware of no other business to come before the Annual Meeting.

     The Board of Directors has fixed the close of business on October 11, 2000, as the record date for the determination stockholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof (the "Record Date"). Shares of Common Stock can be voted at the meeting only if the holder is present at the meeting in person or by valid proxy. A copy of the Company's 2000 Annual Report to Stockholders, which includes certified financial statements, was mailed with this Notice and Proxy Statement to all stockholders of record on the Record Date. Management cordially invites you to attend the Annual Meeting.

     Your attention is directed to the attached Proxy Statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Todd P. Belfer

                                        Todd P. Belfer
                                        Chairman of the Board

Tempe, Arizona
October 17, 2000

SHAREHOLDERS ARE ENCOURAGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY. A PRE-ADDRESSED ENVELOPE IS PROVIDED FOR THEIR CONVENIENCE. SHAREHOLDERS ARE ENCOURAGED TO VOTE REGARDLESS OF WHETHER OR NOT THEY ATTEND THE ANNUAL MEETING OF SHAREHOLDERS.

                                  VITRIX, INC.
                         51 West Third Street, Suite 310
                              Tempe, Arizona 85281

                                   ----------

                                 PROXY STATEMENT
                       2000 ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 21, 2000

                                   ----------

     This Proxy Statement is being furnished to the stockholders of Vitrix, Inc., a Nevada corporation (the "Company"), in connection with the Annual Meeting of the Stockholders of the Company to be held on November 21, 2000, at 9:00 a.m., local time, and any adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the offices of Squire, Sanders & Dempsey L.L.P., 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004. A copy of the Notice of the Annual Meeting accompanies this Proxy Statement.

                                     VOTING

     The enclosed proxy is solicited by the Board of Directors of the Company. The proxy materials relating to the Annual Meeting were mailed on or about October 17, 2000 to stockholders of record at the close of business on October 11, 2000 (the "Record Date").

     Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 30,443,670 shares of Common Stock, $.005 par value per share (the "Common Stock") outstanding. Stockholders are entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date.

     The Company's Bylaws provide that a majority of all shares of stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be included in the determination of the number of shares represented for a quorum. In order to vote their shares in person at the meeting, stockholders who own their shares in "street name" must obtain a special proxy card from their broker.

     The Board of Directors does not know of any matters other than the election of directors, the amendment of the 1999 Equity Compensation Plan and the ratification of the appointment of BDO Seidman, LLP as the independent public accountants of the Company that are expected to be presented for consideration at the Annual Meeting.

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to the beneficial owners of the outstanding Common Stock. In addition to soliciting proxies by mail, proxies may be solicited by personal interview or telephone. A person giving the enclosed proxy has the power to revoke it at anytime before it is exercised by: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending a written notice of revocation to the Secretary of the Company at its corporate offices. The corporate offices of the Company are located at 51 West Third Street, Suite 310, Tempe, Arizona 85281 and its telephone number at that address is (480) 967-5800.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Board of Directors currently consists of seven (7) members. Each director serves until his/her successor has been duly elected and qualified, or until his/her earlier resignation or removal. Following is certain biographical information, as of August 31, 2000, with respect to the members of and nominees to the Board of Directors.

                                DIRECTOR NOMINEES

     At the meeting, seven (7) directors will be elected to serve for one-year terms and, unless otherwise noted thereon, the shares represented by the enclosed proxy will be voted for the election as directors of the seven (7) nominees named below to serve until the election and qualification of their respective successors. The nominees receiving the greatest number of votes cast at the Annual Meeting will be elected to the Board of Directors. The Board of Directors recommends Thomas S. Bednarik, Michael A. Wolf, William K. Swartz, Todd P. Belfer, Lise M. Lambert, Hamid Shojaee and Bahan Sadegh be elected directors, to serve until the annual meeting of stockholders in 2001. Michael A. Wolf, Todd P. Belfer, Lise Lambert, Hamid Shojaee and Bahan Sadegh are currently directors of the Company whose term of office will expire at the Annual Meeting.

     THOMAS S. BEDNARIK. Mr. Bednarik, age 50, has served as President, Chief Executive Officer and a director of the Company since February 2000. From April 1998 to February 2000, Mr. Bednarik served as Vice President of Sales and Support at NetPro Computing, Inc., an Arizona-based software development company that provides directory infrastructure management tools to clients with Novell and Microsoft platforms. In addition, Mr. Bednarik has served in various executive management capacities, including Chief Executive Officer, President and Executive Vice President, with such firms as Idea Corporation, Decision Data, Alcatel Information Systems and ITT Corporation.

     TODD P. BELFER. Mr. Belfer, age 32, has served as a director of the Company since April 1999, as Chairman of the Board of Directors of the Company since November 1999, and as a director of the Company's wholly owned subsidiary, Vitrix Incorporated since April 1996. Mr. Belfer also is currently serving as a director of M.D. Labs, Incorporated, a private Arizona-based company, since February 1994. Mr. Belfer also co-founded Employee Solutions, Inc. in May 1990, and served as its Executive Vice-President and as a director from 1991 to 1996. Mr. Belfer earned a Bachelor of Science in Finance and Economics from the University of Arizona in 1989.

     BAHAN SADEGH. Mr. Sadegh, age 27, has served as a director of Vitrix since April 1999. Mr. Sadegh co-founded Vitrix Incorporated in 1996, and has served as Chief Technology Officer of Vitrix since its founding. Mr. Sadegh served as an engineer consultant for Brouwer, Palmer and Associates from 1992 until 1995. Mr. Sadegh is completing a degree in mathematics and business administration at Arizona State University.

     HAMID SHOJAEE. Mr. Shojaee, age 27, has served as a director of the Company since April 1999. Mr. Shojaee co-founded Vitrix Incorporated in 1996, served as its President and Chief Executive Officer from June 1998 until March 1999. Mr. Shojaee currently serves as the Company's Vice President of Research and Development. Mr. Shojaee formerly owned and operated Power Computing Solutions, a computer consultant business, from August 1993 until December 1995. Mr. Shojaee served as a network administrator for International Business Machines Corporation from January 1992 until December 1993. Mr. Shojaee is a Microsoft Certified Systems Engineer, and attended Arizona State University.

     MICHAEL A. WOLF. Mr. Wolf, age 48, has served as a director of the Company since April 1999, and as a director of Vitrix Incorporated since June 1997. From April 1999 to November 1999, Mr. Wolf also served as Chairman of the Board of the Company. From November 1999 to February 2000, Mr. Wolf acted as Interim Chief Executive Office of the Company. Mr. Wolf co-founded VIASOFT in November 1984, served as its Executive Vice-President and Chief Technology Officer and as a director from which he retired in August 1997. Mr. Wolf is a member of the Board of Directors of the Arizona Software and Internet Association, the
Advisory Committee of the Arizona Angels Investor Network, and serves on the Boards or Advisory Boards of several other technology-related companies. Mr. Wolf earned a Bachelor of Science in Quantitative Systems from Arizona State University.

     LISE M. LAMBERT. Ms. Lambert, age 43, has served as a director of the Company since April 1999 and as director of Vitrix Incorporated since January 1998. Ms. Lambert is President of Relevant, Inc., a consulting company that serves the computer software industry. Ms. Lambert has been employed by Relevant, Inc. since 1996. In 1986, Ms. Lambert co-founded Mastersoft, Inc., where she served as Vice-President of Marketing from 1986 to 1990 and Senior Vice-President of Sales from 1990 to 1995. Ms. Lambert has held various sales and management positions, including Product Line Manager at MicroAge, Inc. in Tempe, Arizona, and currently serves as director for OutBack Resource Group and Planitax Incorporated. Ms. Lambert earned Bachelor of Arts degrees in education and music, and a Masters degree in deafness and audiology from Smith College.

     WILLIAM K. SWARTZ. Mr. Swartz, age 44, has served as director of the Company since January 2000. Since 1990, Mr. Swartz has served as President of Swartz & Associates, Inc., an executive recruiting firm engaged in the recruiting of executives for major software, internet and computer companies such as Vstore, homebid.com, Visitalk and MyGeek.com.

     Approval of the election of the director nominees will require the affirmative vote of a plurality of the votes cast by the stockholders entitled to vote.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended June 30, 2000, the Board of Directors of the Company met or acted by written consent on ten occasions. Each of the Company's Directors attended more than 75% of the meetings of the Board of Directors.

     The Audit Committee, which is currently comprised of Messrs. Belfer, Swartz and Lambert, is responsible for reviewing and making recommendations to the Board concerning the selection of outside auditors, the annual audit of the Company's financial statements and the Company's internal accounting controls, practices and policies. The Audit Committee met on one occasion during the fiscal year ended June 30, 2000.

     The Compensation Committee, which is currently comprised of Messrs. Belfer, Swartz and Lambert, makes recommendations to the Board of Directors regarding option grants and addresses matters relating to executive compensation. The Compensation Committee met on three occasions during the fiscal year ended June 30, 2000.

     The Company's Board of Directors does not maintain a standing nominating committee or other committees performing similar functions.

                              DIRECTOR COMPENSATION

     During fiscal 2000, the Company's non-employee directors received no compensation for their services to the Company, but were reimbursed for reasonable expenses incurred in connection with attendance at each meeting of the Board of Directors.

     The Company granted options to purchase 100,000 shares of Common Stock to each of Todd P. Belfer, Michael A. Wolf, William K. Swartz and Lise M. Lambert in connection with their service on the Board of Directors.

                             EXECUTIVE COMPENSATION

     The following table summarizes all compensation to the Company's Chief Executive Officer and to the Company's other most highly compensated executive officers other than the Chief Executive Officer whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Officers"), for services rendered to the Company for each of the fiscal years ended June 30, 2000, 1999 and 1998.

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation            Long Term Compensation
                                     --------------------------------------  ----------------------
                                                                                      Awards
                                                                              ---------------------
          Name and                                            Other Annual    Securities Underlying
   Principal Position(1)     Year    Salary($)   Bonus($)   Compensation($)      Options/SARS(#)
   ---------------------     ----    ---------   --------   ---------------      ---------------
Thomas S. Bednarik(2)        2000     $39,531     $5,000          -0-              1,000,000(2)
 President and               1999       N/A         N/A           N/A                  N/A
 Chief Executive Officer     1998       N/A         N/A           N/A                  N/A

Philip R. Shumway(3)         2000     $68,939       N/A           N/A                  N/A
 President and               1999     $31,439       N/A           N/A                758,528(4)
 Chief Executive Officer     1998       N/A         N/A           N/A                  N/A

----------
(1) No other executive officer of the Company received compensation in excess of $100,000 for the periods presented.
(2) Mr. Bednarik was appointed President and Chief Executive Officer of the Company effective February 17, 2000. Had Mr. Bednarik been with the Company for an entire year his annual base salary would have been $115,000. Pursuant to the terms of a letter agreement, dated February 17, 2000, between Mr. Bednarik and the Company, Mr. Bednarik was granted options to purchase 1,000,000 shares of the Company's Common Stock at a per share exercise price of $0.94.
(3) Mr. Shumway resigned as President and Chief Executive Officer of the Company effective October 31, 1999. Mr. Shumway's annual salary was $100,000. The salary amount for Mr. Shumway reflects salary received for the period July 1, 1999 through March 8, 2000. In accordance with the terms of a Severance Agreement and General Release, dated October 25, 1999, Mr. Shumway was paid severance pay from November 1, 1999 to March 8, 2000.
(4) Pursuant to the terms of his Employment Agreement with Vitrix, Mr. Shumway received options to purchase 380,000 shares of Common Stock of Vitrix which were converted to options to purchase 758,528 shares of Company Common Stock in connection with the consummation of the transactions contemplated by that certain Exchange Agreement, dated April 15, 1999, by and among the Company, Vitrix Incorporated and the shareholders signatory thereto. In accordance with the terms of a Severance Agreement and General Release, dated October 25,1999, between the Company and Mr. Shumway, Mr. Shumway agreed to forfeit all but 120,000 of such options.

     The following table sets forth information concerning individual grants of stock options made to the Named Officers during the fiscal year ended June 30, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                        Individual Grants                      Potential Realized
                        ---------------------------------------------------  Value at Assumed Rates
                          Number of     % of Total                           of Annual Stock Price
                          Securities   Options/SARs                             Appreciation For
                          Underlying    Granted to    Exercise                   Option Term (2)
       Name and          Options/SARs  Employees in     Price    Expiration  --------------------
  Principal Position    Granted (#)(1)  Fiscal Year    ($/Sh)       Date      5% ($)      10% ($)
  ------------------    --------------  -----------    ------       ----      ------      -------
Thomas S. Bednarik,       1,000,000         31%        $0.94       02/2010   $590,000   $1,500,000
 President and Chief
 Executive Officer

----------
(1) In connection with Mr. Bednarik's employment with Vitrix, Mr. Bednarik was granted options to purchase 1,000,000 shares of the Company's Common Stock. The options may be exercised for 25% of the underlying stock beginning on February 17, 2001, and 25% on each additional one-year anniversary thereafter.

(2) Amounts represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% or 10% compounded annually from the date the options were granted to their expiration date and are not presented to forecast possible future appreciation, if any, in the price of the Common Stock. Actual gains, if any, on stock option exercises are dependent on the future performance of the Common Stock, overall stock market conditions, as well as the optionholder's continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

EMPLOYMENT AGREEMENT

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, as well as persons beneficially owning more than 10% of the Company's outstanding Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") within specified time periods. Such officers, directors and shareholders are also required to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of such forms received by it, or written representations from certain reporting persons, the Company believes that all
Section 16(a) filing requirements applicable to its officers, directors and 10% shareholders were complied with during the fiscal year ended June 30, 2000.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information, as of August 31, 2000, concerning the beneficial ownership of shares of Common Stock of the Company by
(i) each person known by the Company to beneficially own more than 5% of the Company's Common Stock; (ii) each Director; (iii) each of the Named Officers; and (iv) all Directors and executive officers of the Company as a group. To the knowledge of the Company, all persons listed in the table have sole voting and investment power with respect to their shares, except to the extent that authority is shared with their respective spouse under applicable law.

                                                Shares Beneficially Owned (1)
   Name and Address                           --------------------------------
of Beneficial Owner (2)                       Number                   Percent
-----------------------                       ------                   -------
Thomas S. Bednarik                            187,500 (3)                 *
Michael A. Wolf                             1,026,433 (4)                3.3
Todd P. Belfer                              4,438,506 (5)               14.5
Lise M. Lambert                               501,624 (6)                1.6
William K. Swartz                                  --                     --
Bahan Sadegh                                1,625,702 (7)                5.3
Hamid Shojaee                               5,456,446                   17.8
Craig J. Smith                                 59,942 (8)                 *
All directors and Named
 Officers as a group                       13,296,153                   42.6
Circle F Ventures                           4,425,000 (9)               13.8

----------
*    Less than 1%.
(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 30,605,290 shares of Common Stock outstanding as of September 25, 2000.
(2) The address of each of the beneficial owners is c/o Vitrix, Inc., 51 West Third Street, Suite 310, Tempe, Arizona 85281, except for Circle F Ventures, whose address is 17747 North Perimeter Drive, Suite 105, Scottsdale, Arizona 85255.

(3) Includes 62,500 shares of Common Stock issuable upon exercise of warrants issued in the Company's February 2000 private placements.
(4) Includes (i) 159,690 shares of Common Stock which are subject to unexercised options that were exercisable on September 1, 2000, or within 60 days thereafter, and (ii) 54,000 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 and February 2000 private placements.
(5) Includes 129,700 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 and February 2000 private placement.
(6) Includes (i) 159,690 shares of Common Stock which are subject to unexercised options that were exercisable on September 1, 2000, or within 60 days thereafter, and (ii) 23,200 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 private placement.
(7) Includes 9,600 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 private placement.
(8) Includes (i) 29,942 shares of Common Stock which are subject to unexercised options that were exercisable on September 1, 2000, or within 60 days thereafter, and (ii) 10,000 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 private placement.
(9) Includes 1,475,000 shares of Common Stock issuable upon exercise of warrants issued in the Company's October 1999 and February 2000 private placement.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

     During 1996, the Company entered into a debt financing agreement for $310,000 with T.P.B. Investment Limited Partnership (TPB), which is owned by Todd P. Belfer, a member of the Company's Board of Directors. On June 20, 1998, TPB converted debt of $110,000, together with accrued interest thereon of approximately $27,000, to contributed capital.

     On March 3, 1999, TPB agreed to convert the remaining principal ($200,000) and accrued interest ($64,570) outstanding on its notes into 2,720,723 shares of the Company's Common Stock and Preferred Stock.

                            AMENDMENT TO VITRIX, INC.
                          1999 EQUITY COMPENSATION PLAN
                                (PROPOSAL NO. 2)

GENERAL

     At the Annual Meeting, the Company will seek shareholder approval of amendments to the Company's 1999 Equity Compensation Plan (the "Plan") to increase the number of shares authorized for issuance thereunder from 3,000,000 to 6,000,000. The Company's Board of Directors has approved the amendment to the Plan and has directed that the amendment be submitted as a proposal for stockholder approval at the Annual Meeting.

     On July 13, 1999, the Board of Directors originally adopted the Plan, which was also approved by the stockholders. The Board believes that in order to attract and retain officers and employees of the highest caliber, provide increased incentive for such persons and to continue to promote the well being of the Company, it is in the best interests of the Company and its stockholders to provide officers and employees of the Company, through the granting of stock options, the opportunity to participate in the appreciation in value of the Company's Common Stock.

SUMMARY OF THE ORIGINAL PLAN

     The following summary of the original Plan does not purport to be complete, and is subject to and qualified in its entirety to the text of the Plan, which is attached hereto as Appendix A.

     ADMINISTRATION. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors, or such other committee designated by the Board. The Committee has full authority, subject to the provisions of the Plan, to award incentive stock options and non-statutory stock options (collectively, the "Options") or restricted stock awards ("Stock Awards") (hereinafter, collectively referred to as "Awards").

     Subject to the provisions of the Plan, the Committee determines in its discretion, among other things, the persons to whom from time to time Awards may be granted ("Participants"), the number of shares subject to each Option, exercise prices under the Options, any restrictions or limitations on Awards including any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, or forfeiture provisions related to such Awards. The interpretation and construction by the Committee of any provisions of, or the determination of any questions arising under, the Plan or any rule or regulation established by the Committee pursuant to the Plan, shall be final, conclusive and binding on all persons interested in the Plan.

     SHARES SUBJECT TO THE PLAN. The Plan currently authorizes the granting of Awards which would allow up to a maximum of 3,000,000 shares of the Common Stock (approximately 12.9% of the outstanding Common Stock) to be acquired by the Participants of said Awards. In order to prevent the dilution or enlargement of the rights of the Participants under the Plan, the number of shares of Common Stock authorized by the Plan is subject to adjustment in the event of any increase or decrease in the number of shares of outstanding Common Stock resulting from a stock dividend, stock split, combination of shares, merger, reorganization, consolidation, recapitalization or other change in the corporate structure affecting the Company's capital stock. If any Award granted under the Plan is forfeited or terminated, the shares of Common Stock that were underlying such Award shall again be available for distribution in connection with Awards subsequently granted under the Plan.

     ELIGIBILITY. Subject to the provisions of the Plan, Awards may be granted to key employees of the Company or its subsidiaries who hold a position of responsibility in a managerial, administrative or professional capacity.

     EFFECTIVE DATE AND TERM OF PLAN. The Plan became effective on July 13, 1999, the date on which it was adopted by the Board of Directors. The Plan terminates ten (10) years after the effective date of the Plan, subject to earlier termination by the Board. No Option may be granted under the Plan after the termination date, but Options previously granted may extend beyond such date.

     NATURE OF AWARDS. The Plan provides for incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options or restricted stock awards, any of which may be granted with any other option or stock based award not subject to the Plan. The Committee determines when Awards are to be granted and when they may be exercised.

     OPTION PRICE. The exercise price of each Option will be determined by the Committee but under the Code the exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock on the date the option is granted (or in the case of an incentive stock option granted to a person possessing more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value).

     PERIOD OF OPTION. The term of an Option will not exceed ten (10) years (five (5) years in the case of an Option granted to a 10% shareholder) from the date the Option was granted.

     EXERCISE OF OPTIONS. Subject to any limitations or conditions the Committee may impose, Options may be exercised, in whole or in part, at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price. Full payment for shares purchased pursuant to an exercise of an Option will be made in cash or such other form of consideration as the Committee may approve, including without limitation, the delivery of shares of Common Stock. Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution. The Committee shall adopt policies determining the entitlement of Participants who cease to be employed by the Company or its Subsidiaries.

     STOCK AWARD RESTRICTIONS. The Committee shall place such conditions, restrictions or limitations as it deems appropriate on the Stock Awards. The Committee may modify, or accelerate the termination of, the restrictions applicable to a Stock Award as it deems appropriate.

     PARTICIPANT RIGHTS AS STOCKHOLDERS. The Committee may, in its discretion, grant to the Participant to whom such Stock Awards have been awarded all or any of the rights of a stockholder with respect to such shares.

     EVIDENCE OF AWARDS. Options granted under the Plan will be evidenced by agreements consistent with the Plan in such form as the Committee may prescribe. Stock Awards in any such manner as the Committee deems appropriate. Neither the Plan nor agreements thereunder confer any right to continued employment upon any Participant.

     AMENDMENTS TO THE PLAN. The Board may at any time, and from time to time, amend, modify or terminate any of the provisions of the Plan, but no amendment, modification or termination shall be made which would impair the rights of a Participant under any agreement theretofore entered into pursuant to an Award grant, without the Participant's consent.

PROPOSED AMENDMENT TO THE PLAN

     The Board of Directors has reviewed the fact that there are no options currently remaining in the option pool under the Plan and has determined that it is appropriate to increase the number of shares authorized for issuance thereunder. Therefore, the Board is proposing an amendment to the Plan that would increase the number of shares authorized for issuance under the Plan from 3,000,000 to 6,000,000.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion of the federal income tax consequences of participation in the Plan is only a summary of the general rules applicable to the grant and exercise of incentive stock options and does not purport to give specific details of every variable and does not cover, among other things, state, local and foreign tax treatment of participation in the Plan. The information is based upon present law and regulations, which are subject to being changed prospectively or retroactively.

     The Participant of an Award will recognize no taxable income and the Company will not qualify for any deduction upon the grant or exercise of an Award. Upon a disposition of the shares underlying the Award after the later of two years from the date of grant or one year after the issuance of the shares to the Participant, the Participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Award over the exercise price will be treated as an item of adjustment in computing the alternative minimum tax for a Participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Participant.

     If Common Stock acquired upon the exercise of an Award is disposed of prior to two years from the date of grant of the Award or in the same taxable year as the exercise of the Award, (i) the Participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise, or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to the amount recognized by the Participant as compensation income, subject to the limitation that the compensation be reasonable. The

Participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets, as short-term or long-term capital gains, depending on the length of time that the Participant held the shares, and the Company will not qualify for a deduction with respect to such excess. In the case of a disposition of shares in the same taxable year as the exercise of an Award, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

REQUIRED VOTE

     Adoption of the Amendment to the Plan requires the affirmative vote of the holders of a majority of the combined voting power of all the issued and outstanding Common Stock and present at the Annual Meeting in person or through proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDED THAT YOU VOTE "FOR" APPROVAL OF AMENDMENT TO 1999 EQUITY COMPENSATION PLAN

                     RATIFICATION OF APPOINTMENT OF AUDITORS
                                (PROPOSAL NO. 3)

     The Board of Directors has selected BDO Seidman, LLP ("BDO Seidman") as the independent public accountants for the Company for fiscal 1999, and recommends that the stockholders vote for ratification of such appointment. Stockholder ratification of the selection of BDO Seidman as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of BDO Seidman for stockholder ratification as a matter of good corporate practice. BDO Seidman has audited the Company's financial statements since May 13, 1999. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year if the Board fees that such a change would be in the best interests of the Company and its stockholders. A representative of BDO Seidman is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she so desires and to be available to respond to appropriate questions.

                CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
                       ACCOUNTING AND FINANCIAL DISCLOSURE

     On May 13, 1999, the Company, with the approval of the Company's Board of Directors, dismissed Arthur Andersen LLP ("Arthur Andersen") and engaged BDO Seidman as its independent public accountants for the year ending June 30, 1999. The dismissal of Arthur Andersen was the result of a change in control of the Company.

     Arthur Andersen's reports on the Company's financial statements for the past two years contained no adverse opinion and no disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. In the Company's two most recent fiscal years and the subsequent interim periods preceding the dismissal of Arthur Andersen, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The Company has filed a Form 8-K, dated May 13, 1999, reporting this change in auditors, which includes a copy of a letter from Arthur Andersen required by
Item 304 of Regulation S-K.

     During the Company's two most recent fiscal years and the subsequent interim periods preceding the engagement of BDO Seidman, neither the Company nor any party acting on its behalf has consulted with BDO Seidman regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a "reportable event" (as defined in
Item 304(a)(i)(v) of Regulation S-K).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL

                              STOCKHOLDER PROPOSALS

     Any stockholder who wishes to present any proposal for stockholder action at the next Annual Meeting of Stockholders to be held in 2001, must be received by the Company's Secretary, at the Company's offices, not later than June 19, 2001, in order to be included in the Company's proxy statement and form of proxy for that meeting. Such proposals should be addressed to the Corporate Secretary, Vitrix, Inc., 51 West Third Street, Suite 310, Tempe, Arizona 85281. If a stockholder proposal is introduced at the 2001 Annual Meeting of Stockholders without any discussion of the proposal in the Company's proxy statement, and the stockholder does not notify the Company on or before September 3, 2001, as required by SEC Rule 14(a)-4(c)(l), of the intent to raise such proposal at the Annual Meeting of Stockholders, then proxies received by the Company for the 2000 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposals. Notice of such proposal is to be sent to the above address.

                                  OTHER MATTERS

     The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.

                        2000 ANNUAL REPORT ON FORM 10-KSB

     The Company files annual reports on Form 10-KSB with the SEC. A copy of the annual report for the fiscal year ended June 30, 2000 (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to Vitrix, Inc., 51 West Third Street, Suite 310, Tempe, Arizona 85281, Attention: Stockholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a charge to reimburse the Company for its expenses in supplying any exhibit.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/ Todd P. Belfer

                                        Todd P. Belfer
                                        Chairman of the Board

October 17, 2000

                                                                      APPENDIX A

                                  VITRIX, INC.
                          1999 EQUITY COMPENSATION PLAN

1.   PURPOSE

     The purpose of the Plan is to advance the long-term interests of Vitrix, Inc. by (i) motivating executive personnel by means of long-term incentive compensation, (ii) furthering the identity of interests of participants with those of the stockholders of the Corporation through the ownership and performance of the Common Stock of the Corporation and (iii) permitting the Corporation to attract and retain executive personnel upon whose judgment the successful conduct of the business of the Corporation largely depends. Toward this objective, the Committee may grant stock options and restricted stock awards to Key Employees of the Corporation and its Subsidiaries, on the terms and subject to the conditions set forth in the Plan.

2.   DEFINITIONS

     2.1  "Administrative   Policies"  means  the  administrative  policies  and
procedures adopted and amended from time to time by the Committee to administer the Plan.

     2.2 "Award" means any form of stock option or restricted stock award granted under the Plan to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

     2.3 "Award Agreement" means a written agreement with respect to an Award between the Corporation and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder.

     2.4 "Board" means the Board of Directors of the Corporation.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.6 "Committee means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under
Section 3 hereof.

     2.7 "Common Stock" means Common Stock of the Corporation.

     2.8 "Corporation" means Vitrix, Inc.

     2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.10 "Key Employee" means an employee of the Corporation or a Subsidiary who holds a position of responsibility in a managerial, administrative or professional capacity, and whose performance, as determined by the Committee in the exercise of its sole and absolute discretion, can have a significant effect on the growth, profitability and success of the Corporation.

     2.11 "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

     2.12 "Plan" means the Vitrix, Inc. 1999 Equity Compensation Plan.

     2.13 "Stock Exchange" means the stock exchange or other market price reporting system (if any) on which the Common Stock is traded or quoted designated by the Committee.

     2.14 "Subsidiary" means a corporation or other business entity in which the Corporation directly or indirectly has an ownership interest of fifty percent or more.

3.   ADMINISTRATION

     The Plan shall be administered under the supervision of the Committee.

     Members of the Committee shall serve at the pleasure of the Board of Directors, and may resign by written notice filed with the Chief Executive Officer or the Secretary of the Corporation.

     A vacancy in the membership of the Committee shall be filled by the appointment of a successor member by the Board of Directors. Until such vacancy is filled, the remaining members shall constitute a quorum and the action at any meeting of a majority of the entire Committee, or an action unanimously approved in writing, shall constitute action of the Committee. Subject to the express provisions of this Plan, the Committee shall have conclusive authority to construe and interpret the Plan, any Award Agreement entered into hereunder and to establish, amend and rescind Administrative Policies for the administration of this Plan and shall have such additional authority as the Board of Directors may from time to time determine to be necessary or desirable.

4.   ELIGIBILITY

     Any Key Employee is eligible to become a Participant in the Plan.

5.   SHARES AVAILABLE

     The aggregate number of shares of the Corporation for which options and restricted stock awards may be granted under this Plan shall be 6,000,000; provided, however, that whatever number of shares shall remained reserved for issuance pursuant to the Plan at the time of any stock split, stock dividend or other change in the Corporation's capitalization shall be appropriately and proportionately adjusted to reflect such stock dividend, stock split or other change in capitalization. Such shares shall be made available from authorized but unissued or reacquired shares of the Corporation. Any shares for which an option or restricted stock award is granted hereunder that are released from such option or restricted stock award for any reason shall become available for other options and awards to be granted under this Plan.

6.   TERM

     The Plan shall become effective upon adoption of the Plan by the Board of Directors of the Corporation and shall terminate ten (10) years thereafter, subject to earlier termination by the Board of Directors. The Plan shall be submitted to the stockholders of the Corporation for approval within one year after its adoption by the Board of Directors and, if the Plan shall not be approved by the stockholders within said period, the Plan shall be void and of no effect. Any options or restricted stock awards granted under the Plan prior to the date of approval by the stockholders shall be void if such stockholders' approval is not obtained.

7.   PARTICIPATION

     The Committee shall select, from time to time, Participants from those Key Employees who, in the opinion of the Committee, can further the Plan's purposes and the Committee shall determine the type or types of Awards to be made to the Participant. The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.

8.   STOCK OPTIONS

     (a) GRANTS. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of section 422 of the Code or non-statutory stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time.

     (b) TERMS AND CONDITIONS OF OPTIONS. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee; provided, however, that no stock option shall be exercisable more than ten years after the date of grant thereof. The option exercise price shall be established by the Committee, but such price shall not be less than the per share fair market value of the Common Stock, as determined by the Committee, on the date of the stock option's grant subject to adjustment as provided in Sections 18 or 19 hereof.

     (c) RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with section 422 of the Code. Incentive stock options shall be granted only to employees of the Corporation and its subsidiaries within the meaning of Section 424 of the Code. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Corporation or any Subsidiary which provides for the granting of incentive stock options) may not exceed $l00,000 or such other number as may be applicable under the Code from time to time. Any incentive stock option that is granted to any employee who is, at the time the option is granted, deemed for purposes of section 422 of the Code, or any successor provision, to own shares of the Corporation possessing more than ten percent of the total combined voting power of all classes of shares of the Corporation or of a parent or subsidiary of the Corporation, shall have an option exercise price that is at least one hundred ten percent of the fair market value of the shares at the date of grant and shall not be exercisable after the expiration of five years from the date it is granted.

     (d) ADDITIONAL TERMS AND CONDITIONS. The Committee may, by way of the Award Agreement or otherwise, establish such other terms, conditions, restrictions and/or limitations, if any, on any stock option Award, provided they are not inconsistent with the Plan including but not limited to provisions relating to
(i) the vesting of such option, (ii) payments to be made to the Participant at the time of exercise of such option relating to any taxes associated with such exercise, (iii) requirements imposed on either the optionee or the Corporation (or both) to purchase or sell the Common Stock acquired upon exercise of such option, and (iv) the exercisability of such options upon the termination of optionee's employment.

     (e) PAYMENT. Upon exercise, a participant may pay the option exercise price of a stock option in cash or shares of Common Stock, or a combination of the foregoing, or such other consideration as the Committee may deem appropriate. The Committee shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

9.   RESTRICTED STOCK AWARDS

     (a) GRANTS. Awards may be granted in the form of restricted stock awards. Restricted stock awards shall be awarded in such numbers and at such times as the Committee shall determine.

     (b) AWARD RESTRICTIONS. Restricted stock awards shall be subject to such terms, conditions, restrictions, or limitations as the Committee deems appropriate including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment or individual performance or the financial performance of the Corporation. The Committee may modify, or accelerate the termination of, the restrictions applicable to a restricted stock award under such circumstances as it deems appropriate.

     (c) RIGHTS AS STOCKHOLDERS. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, by way of illustration but not by way of limitation, the right to vote such shares and to receive dividends.

     (d) EVIDENCE OF AWARD. Any restricted stock award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

10.  PAYMENT OF AWARDS

     Except as otherwise provided herein, Award Agreements may provide that, at the discretion of the Committee, payment of Awards may be made in cash, Common Stock, a combination of cash and Common Stock, or any other form of property as the Committee shall determine. Further, the terms of Award Agreements may provide for payment of Awards in the form of a lump sum or installments, as determined by the Committee.

11.  DIVIDENDS AND DIVIDEND EQUIVALENTS

     If an Award is granted in the form of a restricted stock award, the Committee may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Committee may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest or be reinvested into additional shares of Common Stock.

12.  TERMINATION OF EMPLOYMENT

     The Committee shall adopt Administrative Policies determining the entitlement of Participants who cease to be employed by either the Corporation or Subsidiary whether because of death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Corporation or of its applicable Subsidiary.

13.  ASSIGNMENT AND TRANSFER

     The rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution, except as may be explicitly set forth in an Award Agreement.

14.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the shares issuable pursuant to then outstanding Awards (and the exercise price of any outstanding stock options) shall be appropriately adjusted by the Committee whose determination shall be final.

15.  WITHHOLDING TAXES

     The Corporation or the applicable Subsidiary shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment tax required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable Administrative Policies it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation shares of Common Stock having a fair market value, as determined by the Committee, equal to the amount of such required withholding taxes.

16.  REGULATORY APPROVALS AND LISTINGS

     Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have a no obligation to issue or deliver certificates of Common Stock evidencing restricted stock awards or any other Award payable in Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Corporation shall, in its sole discretion, determine to be necessary or advisable and (b) the completion of any registration or other qualification of said shares under any state or federal law, or ruling of any governmental body, that the Corporation shall, in its sole discretion, determine to be necessary or advisable.

17.  NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

     Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Corporation or any Subsidiary. The Corporation or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate the employment of any Key Employee at any time. The adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant, to be granted any Awards hereunder or if granted an Award in any year, to receive Awards in any subsequent year.

18.  AMENDMENT

     The Corporation, by action of its Board of Directors, reserves the right to amend, modify or terminate at any time this Plan, or, by action of the Board with the consent of the Participant, to amend, modify or terminate any outstanding option agreement or restricted stock award, except that the Corporation may not, without further stockholder approval, increase the total number of shares as to which stock options may be granted under the Plan (except increases attributable to the adjustments authorized in section 14 hereof), change the employees or class of employees eligible to receive options, or materially increase the benefits accruing to Participants under the Plan. Moreover, no action may be taken by the Corporation (without the consent of the Participant) that will impair the validity of any option or restricted stock award then outstanding or that will prevent the incentive stock options issued or to be issued under this Plan from being "incentive stock options" under Sections 422 of the Code, or any successor provision.

19.  GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of Nevada, except as preempted by applicable Federal law.

20.  NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS

     No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name except, in the case of restricted stock awards, to the extent such rights are granted to the Participant under Section 9(c) hereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

21.  PAYMENT BY SUBSIDIARIES

     Settlement of Awards to employees of Subsidiaries shall be made by and at the expense of such Subsidiary. Except as prohibited by law, if any portion of an Award is to be settled in shares of Common Stock, the Corporation shall sell and transfer to the Subsidiary, and the Subsidiary shall purchase, the number of shares necessary to settle such portion of the Award.

                                  VITRIX, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               VITRIX, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Vitrix, Inc., a Nevada corporation (the "Company"), hereby acknowledges receipt of the Notice and Proxy Statement For Annual Meeting of Stockholders dated October 17, 2000, and hereby appoints
Thomas S. Bednarik or Craig J. Smith, and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Squire, Sanders & Dempsey L.L.P., 40 North Central Avenue, Suite 2700, Phoenix, Arizona 85004 on November 21, 2000 at 9:00 a.m., local time, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of Common Stock and/or Preferred Stock, as the case may be, that the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

1. ELECTION OF DIRECTORS     [ ] FOR all nominees listed below (except as marked
                                 to the contrary below):

Thomas S. Bednarik    Michael A. Wolf      William K. Swartz      Todd P. Belfer
Lise M. Lambert       Hamid Shojaee        Bahan Sadegh

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:

2. PROPOSAL NO. 2 - AMENDMENT TO THE COMPANY'S 1999 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER FROM 3,000,000 TO 6,000,000.

   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

3. PROPOSAL NO. 3 - RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR ITS 2001 FISCAL YEAR.

   [ ] FOR      [ ] AGAINST     [ ] ABSTAIN

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ABOVE, FOR PROPOSALS NO. 2 AND NO. 3 AND AS SAID PROXIES DEEM ADVISABLE ON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Dated: _____ __, 2000         Stockholder Name:
                                               ---------------------------------
                              Please  print or type your name in the space above
                              as it  appears  on your  stock  certificate.  When
                              shares  are held in  common  or in joint  tenancy,
                              both should  sign.  When  signing as an  attorney,
                              executor,  administrator,   trustee  or  guardian,
                              please give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

                              SIGNATURES:


                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------

         Please return by promptly mailing to the corporate offices of
                                  VITRIX, INC.
                         51 West Third Street, Suite 310
                              Tempe, Arizona 85281
         Or by faxing the same to: (480) 967-5444; Attention: Secretary


               I will ______ Will not _______  attend the Meeting.